UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2015

BE ACTIVE HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-174435	68-0678429
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 Northern Boulevard
Great Neck, NY 11021
(Address of Principal Executive Offices)

(212) 736-2310
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws

Effective March 25, 2015, the Board of Directors of Be Active Holdings, Inc. (the “Company”) amended its Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of authorized shares of common stock to Seven Hundred Fifty Million (750,000,000), par value $0.0001 per share.  The Charter is filed as an exhibit to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

            (d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation, dated March 25, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 30, 2015

BE ACTIVE HOLDINGS, INC.

By:	/s/ Saverio Pugliese
Name: Saverio Pugliese
Title: President